Exhibit 10.69

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is executed to be effective as of October 18, 2025, between CRYO-CELL INTERNATIONAL, INC., a Delaware corporation (“Borrower”), Celle Corp., a Delaware corporation (“New Guarantor”), SUSSER BANK, a Texas State Bank, as administrative agent (“Administrative Agent”), and each of the Lenders party hereto.

A. Borrower, Administrative Agent, and Lenders are party to that certain Credit Agreement dated as of July 18, 2022 (as modified, amended, renewed, extended, and restated, the “Credit Agreement”).

B. In connection herewith, New Guarantor will become a Guarantor under the Credit Agreement and will execute a Security Agreement dated as of the date hereof, for the benefit of the Secured Party defined therein.

C. Borrower Administrative Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement, subject to the terms and conditions hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.
Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Applicable Margin” and “Maturity Date” in their entirety and replace such definitions with the following:

“Applicable Margin” means the applicable percentages per annum set forth below:

Base Rate with respect to Term Loans	Base Rate with respect to Revolving Credit Loans	Monthly SOFR Rate with respect to Term Loans	Monthly SOFR Rate with respect to Revolving Credit Loans	Commitment Fee
4.25%	3.75%	3.25%	2.75%	0.25%

“Maturity Date” means (a) with respect to the Revolving Credit Facility, October 18, 2027, or such earlier date on which the Revolving Credit Commitment of each Revolving Credit Lender terminates as provided in this Agreement, and (b) with respect to the Term Loan Facility, July 29, 2032; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next succeeding Business Day.

(b) Section 6.1(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Fifth Amendment to Credit Agreement

(d) Projections. As soon as available, but in no event later than February 28th of each fiscal year of Borrower, forecasts prepared by management of Borrower, in form and substance satisfactory to Administrative Agent, of consolidated balance sheets of income or operations and cash flows of Borrower and its Subsidiaries on a monthly basis for such fiscal year;

(c) Schedule 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.1 attached hereto.

3.
Amendments to Other Loan Documents.

(a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.
Condition Precedent. This Amendment shall not be effective until (a) Administrative Agent receives each of the documents listed on the attached Exhibit A, in each case, reasonably satisfactory to Administrative Agent (the “Amendment Documents”), (b) Administrative Agent receives, in immediately available funds, (i) the estimated fees and expenses of Administrative Agent’s counsel incurred in connection with this Amendment and (ii) an extension and renewal fee in the amount of $20,000, (c) all representations and warranties set forth in this Amendment are true and correct, and (d) both before and after giving effect to this Amendment, no Default exists.

5.
Ratifications. Each of Borrower and New Guarantor (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment and each other Amendment Document, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent, for the benefit of Lenders, under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment or any other Amendment Document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6.
Confirmation. Each of Borrower and New Guarantor hereby confirms (a) the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers, and privileges existing by virtue of the Loan Documents, (b) that the indebtedness secured by each of the Loan Documents includes, among other indebtedness, the Obligations, and (c) that the liens and security interests in the Collateral created under the Loan Documents secure, among other indebtedness, Borrower’ obligations under the Credit Agreement and other Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

7.
Representations. Each of Borrower and New Guarantor represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment and each other Amendment Document has been duly authorized, executed, and delivered by each of Borrower and New Guarantor; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower or New

2 Fifth Amendment to Credit Agreement

Guarantor of this Amendment and each other Amendment Document; (c) the Loan Documents, as amended by this Amendment and each other Amendment Document, are valid and binding upon Borrower and New Guarantor, and are enforceable against Borrower and New Guarantor in accordance with their respective terms, except as limited by debtor relief laws; (d) the execution, delivery, and performance by Borrower and New Guarantor of this Amendment and each other Amendment Document do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any of Borrower or New Guarantor is a party or by which Borrower or New Guarantor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects immediately prior to, and after giving effect to, this Amendment; and (f) prior to and after giving effect to this Amendment, no Default exists.

8.
Term Loan Commitment. Each party hereto agrees and acknowledges that, as of the date hereof, the Term Loan has been fully advanced, and the Term Loan Commitment is equal to $0.00.

9.
Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law (without reference to applicable rules of conflicts of Laws), (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

10. Electronic Signatures. This Amendment and any document, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of Borrower and New Guarantor agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on Borrower and New Guarantor to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of Borrower and New Guarantor enforceable against Borrower and New Guarantor in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it (such agreement not to be unreasonably withheld); provided, further, without limiting the foregoing, (i) to the extent Administrative Agent has agreed to accept such Electronic Signature, Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Borrower or New Guarantor without further verification and (ii) upon the request of Administrative Agent or any Lender, any Electronic Signature shall

3 Fifth Amendment to Credit Agreement

be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

10.
Entireties. The Credit Agreement as amended by this Amendment and each other Amendment Document represents the final agreement between the parties about the subject matter of the Credit Agreement as amended by this Amendment and each other Amendment Document and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

11.
Parties. This Amendment binds and inures to Borrower, New Guarantor, Administrative Agent, Lenders, and their respective successors and assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

4 Fifth Amendment to Credit Agreement

EXECUTED as of the date first stated above.

BORROWER:

CRYO-CELL INTERNATIONAL, INC., a Delaware corporation

By: /s/ David Portnoy

David I. Portnoy

Co-Chief Executive Officer

NEW GUARANTOR:

CELLE CORP., a Delaware corporation

By: /s/ Jill Taymans

Name: Jill Taymans

Title: Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

SUSSER BANK, a Texas State Bank

By: /s/ Chris Wheeler

Chris Wheeler

President, Austin Region

Signature Page to Fifth Amendment to Credit Agreement

LENDERS:

SUSSER BANK, a Texas State Bank, as Lender

By:

Name:

Title:

Signature Page to Fifth Amendment to Credit Agreement

EXHIBIT A

AMENDMENT DOCUMNETS

1.
Fully executed and complete Amendment;
2.
Fully executed and complete Guaranty Joinder Agreement executed by New Guarantor;
3.
Fully executed and complete Security Agreement executed by New Guarantor;
4.
Fully executed and complete amendment to the Security Agreement dated as of July 18, 2022, executed by Borrower for the benefit of Administrative Agent;
5.
An original of the certificate or certificates evidencing the capital stock owned by Borrower in New Guarantor, together with an instrument of assignment with respect to such capital stock;
6.
Officer’s certificate signed by a Responsible Officer of New Guarantor certifying: (a) the Constituent Documents of New Guarantor; (b) the names of the individuals authorized to sign this Amendment and each of the other Loan Documents to which New Guarantor is or is to be a party (including the certificates contemplated herein) on behalf of New Guarantor together with specimen signatures of such individuals; (c) Resolutions of the Board of Directors (or other governing body) of New Guarantor which authorize the execution, delivery, and performance by New Guarantor of this Amendment and the other Loan Documents to which New Guarantor is or is to be a party; and (d) Certificates of the appropriate government officials of the state of incorporation or organization of New Guarantor as to the existence and good standing of New Guarantor, each dated within thirty (30) days prior to the date of this Amendment;
7.
UCC, bankruptcy, and judgement Lien searches for each of Borrower and New Guarantor, dated as of a date no more than thirty (30) days prior to the date of this Amendment;
8.
UCC financing statement reflecting New Guarantor, as debtor, and Administrative Agent, as secured party;
9.
Certificates of the appropriate government officials of the state of incorporation or organization of Borrower as to the existence and good standing of Borrower, each dated within thirty (30) days prior to the date of this Amendment;
10.
A favorable opinion of legal counsel to Borrower and New Guarantor, as to such matters as Administrative Agent may reasonably request;
11.
Evidence of insurance with respect to New Guarantor, satisfactory to Administrative Agent; and
12.
Such other items and documents as Administrative Agent shall reasonably request.

Exhibit A to Fifth Amendment to Credit Agreement

SCHEDULE 2.1

Commitments and Applicable Percentages

Lender	Revolving Credit Commitment	Term Loan Commitment	Applicable Percentage
Susser Bank	$8,000,000	$8,960,000	100.000000000%

Total	$8,000,000	$8,960,000	100.000000000%

Schedule 2.1 to Fifth Amendment to Credit Agreement